  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 21, 1996
                                                      REGISTRATION NO. 333- ____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             ---------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            USA WASTE SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                    73-1309529
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                    Identification No.)


          5400 LBJ FREEWAY
          SUITE 300-TOWER ONE
          DALLAS, TEXAS                                        75240
(Address of Principal Executive Offices)                     (Zip Code)


               USA WASTE SERVICES, INC. 1993 STOCK INCENTIVE PLAN

                            (Full title of the plan)

                              GREGORY T. SANGALIS
                                5400 LBJ FREEWAY
                              SUITE 300-TOWER ONE
                              DALLAS, TEXAS 75240
                    (Name and address of agent for service)

                                 (972) 383-7900
                    (Telephone number, including area code,
                             of agent for service)

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                                Proposed Maximum        Proposed Maximum
                                                Amount to        Offering Price            Aggregate           Amount of
Title of Securities to be Registered          be Registered       Per Share(1)         Offering Price(1)    Registration Fee
----------------------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.01                   5,500,000            $31.313              $172,221,500        $52,188.33
 per share
============================================================================================================================

1. Estimated solely for the purpose of calculating the registration fee based upon the average of the high and low sales prices of a share of the Company's Common Stock on the New York Stock Exchange on October 18, 1996 as published in The Wall Street Journal on October 21, 1996.
================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         This Registration Statement on Form S-8 is being filed solely to register additional securities. In accordance with General Instruction E of Form S-8, the Company hereby incorporates by reference the contents of the Company's registration statement on Form S-8 (No. 33-72436), as amended, originally filed with the Securities and Exchange Commission (the "Commission") on December 3, 1993, relating to the USA Waste Services, Inc. 1993 Stock Incentive Plan, as amended.


ITEM 8.  EXHIBITS.

Exhibit
Number           Description
------           -----------
  5.1            Opinion of Andrews & Kurth L.L.P., as to the legality of the securities being registered

  23.1           Consent of Andrews & Kurth L.L.P. (included in the opinion filed as Exhibit 5.1 to this registration statement)

  23.2           Consent of Coopers & Lybrand L.L.P.

  23.3           Consent of Deloitte & Touche LLP

  23.4           Consent of Ernst & Young LLP

  23.5           Consent of Arthur Andersen LLP

  24.1           Power of Attorney (set forth on the signature page contained in Part II of this registration statement).

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 21st day of October, 1996.

                                        USA Waste Services, Inc.


                                        By    /s/ John E. Drury
                                          ----------------------------
                                              John E. Drury
                                              Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of USA Waste Services, Inc. (the "Company") hereby constitutes and appoints John E. Drury, Earl E. DeFrates and Gregory T. Sangalis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

                 Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities on October 21, 1996.

Signature                                              Title
---------                                              -----
            /s/ John E. Drury                         Chairman of the Board and Chief
----------------------------------------------        Executive Officer (Principal executive
                John E. Drury                         officer)

          /s/ Earl E. DeFrates                        Executive Vice President and Chief
----------------------------------------------        Financial Officer (Principal financial
               Earl E. DeFrates                       officer)

           /s/ Bruce E. Snyder                        Vice President and Controller
----------------------------------------------        (Principal accounting officer)
               Bruce E. Snyder

      /s/ Donald F. Moorehead, Jr.                    Vice Chairman
----------------------------------------------
           Donald F. Moorehead, Jr.

       /s/ David Sutherland-Yoest                     Director
----------------------------------------------
            David Sutherland-Yoest

                                                      Director
----------------------------------------------
               Larry J. Martin

                                                      President and Director
----------------------------------------------
               Rodney R. Proto

         /s/ Richard J. Heckmann                      Director
----------------------------------------------
             Richard J. Heckmann

         /s/ William E. Moffett                       Director
----------------------------------------------
             William E. Moffett

         /s/ John G. Rangos, Sr.                      Director
----------------------------------------------
             John G. Rangos, Sr.

         /s/ Alexander W. Rangos                      Vice Chairman and Director
----------------------------------------------
             Alexander W. Rangos
                                                      Director
----------------------------------------------
               Kosti Shirvanian

           /s/ Savey Tufenkian                        Director
----------------------------------------------
               Savey Tufenkian

                                                      Director
----------------------------------------------
                 Ralph F. Cox

                              INDEX TO EXHIBITS

Exhibit
Number           Description
------           -----------
  5.1            Opinion of Andrews & Kurth L.L.P., as to the legality of the securities being registered

  23.1           Consent of Andrews & Kurth L.L.P. (included in the opinion filed as Exhibit 5.1 to this registration statement)

  23.2           Consent of Coopers & Lybrand L.L.P.

  23.3           Consent of Deloitte & Touche LLP

  23.4           Consent of Ernst & Young LLP

  23.5           Consent of Arthur Andersen LLP

  24.1           Power of Attorney (set forth on the signature page contained in Part II of this registration statement).